SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                SCHEDULE 14A
                               (Rule 14a-101)
                          INFORMATION REQUIRED IN
                              PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of
                    the Securities Exchange Act of 1934

   Filed by registrant  (X)

   Filed by a party other than registrant  ( )

   Check appropriate box:

   (X)  Preliminary proxy statement

   ( )  Definitive proxy statement

   ( )  Definitive additional materials

   ( )  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     Diagnostic/Retrieval Systems, Inc.
              (Name of registrant as specified in its charter)

                     Diagnostic/Retrieval Systems, Inc.
                 (Name of Person(s) Filing Proxy Statement)

   Payment of filing fee (Check the appropriate box):

   (X)*  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1)
         or 14a-6(i)(2)

   ( ) $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

   ( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

             (1) Title of each class of securities to which transaction applies:
                            Class A Common Stock
                            Class B Common Stock

             (2) Aggregate number of securities to which transaction applies:


             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                                      N/A

             (4)  Proposed maximum aggregate value of transaction:

                                       N/A

        ( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)  Amount previously paid:

        (2)  Form, schedule or registration statement no.:

        (3)  Filing party:

        (4)  Date files:

   * Previously paid